UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K filed January 7, 2015)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2015

NCI, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction of Incorporation)	(commission file number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2015, NCI, Inc. (the “Company”) completed its purchase of 100% of the stock of Computech, Inc. (Computech), on January 1, 2015. This Amendment No. 1 to Form 8-K is being filed to provide the financial statements and pro forma financial information pursuant to Item 9.01 below. No other modification of the original Current Report on Form 8-K is being made by this amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements omitted from the Current Report on Form 8-K filed January 7, 2015 in reliance upon Item 9.01(a)(4) of Form 8-K are filed herewith as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro Forma Financial Information.

The following pro forma financial information omitted from the Current Report on Form 8-K filed January 7, 2015 in reliance upon Item 9.01(b)(2) of Form 8-K are filed herewith as Exhibit 99.3 to this Amendment No. 1.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements	F-13
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014	F-15
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014	F-14
Unaudited Pro Forma Notes to the Pro Forma Condensed Consolidated Financial Statements	F-16

(d)	Exhibits

Exhibit Number	Exhibit
23.1	Consent of CohnReznick LLP
23.2	Consent of Watkins Meegan LLC
99.1	Press Release dated December 29, 2014*
99.2	Financial Statements of Computech, Inc. as of and for the years ended December 31, 2013 and 2014
99.3	Pro Forma Financial Information for the acquisition of Computech, Inc.

*	Previously filed

Forward-Looking Statement: Statements and assumptions made in this current report, which do not address historical facts, constitute “forward-looking” statements that NCI believes to be within the definition in the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, many of which are outside of our control. Words such as “may,” “will,” “intends,” “should,” “expects,” “plans,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “opportunity,” or the negative of these terms or words of similar import, are intended to identify forward-looking statements.

Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

The factors that related specifically to the acquisition that could cause actual results to differ materially from those anticipated include, but are not limited to, the following: (i) the risk that the Computech business will not be integrated successfully into NCI; (ii) the risk that the expected benefits of the acquisition may not be realized, including the long-term realization of accretive effects from the acquisition, the ability to maintain and/or strengthen the relationships with key clients, and to maximize cross-selling opportunities; and (iii) NCI’s increased debt after the acquisition. Other non-acquisition related risks and uncertainties include: regional and national economic conditions in the United States, including conditions that result from terrorist activities or war; changes in interest rates; failure to achieve contract awards in connection with recompetes for present business and/or competition for new business; the risks and uncertainties associated with client interest in and purchases of new products and/or services; continued funding of the U.S. Government, based on a change in spending patterns, or in the event of a priority need for funds, such as homeland security, turmoil in the Middle East, the war on terrorism; government contract procurement (such as bid protest, small business set asides, etc.) and termination risks; individual business decisions of our clients; the financial condition of our clients; paradigm shifts in technology; competitive factors such as pricing pressures and competition to hire and retain employees (particularly those with security clearances); our ability to complete and implement future acquisitions appropriate to the achievement of our strategic plans; material changes in laws or regulations applicable to our businesses, particularly legislation affecting (i) government contracts for services, (ii) outsourcing of activities that have been performed by the government, (iii) delays related to agency specific funding freezes, and (iv) competition for task orders under Government Wide Acquisition Contracts (GWACS) and/or schedule contracts with the General Services Administration; our own ability to achieve the objectives of near term or long range business plans; and the risk factors discussed in the section entitled “Risks Factors” in NCI’s Form 10-K filed with the Securities and Exchange Commission for the period ending December 31, 2014, and from time to time, in other filings with the commission such as our Form 8-K and Form 10-Q.

The forward-looking statements included in this current report are only made as of the date of this current report and NCI undertakes no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: March 19, 2015	By:	/s/ Lucas J. Narel
Lucas J. Narel Executive Vice President, Chief Financial Officer And Treasurer (Principal Accounting Officer) (Principal Financial Officer)